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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2001


                          COLLINS & AIKMAN CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        1-10218                                             13-3489233
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(Commission File Number)                       (IRS Employer Identification No.)


                    5755 New King Court, Troy, Michigan 48098
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               (Address of principal executive offices) (Zip code)


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      (Registrant's telephone number, including area code): (248) 824-2500


                                       NA
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          (Former name or former address, if changed since last report)


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                            Exhibit Index at Page 5
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ITEM 5.

                                  OTHER EVENTS

         The descriptions of the agreements that follow are qualified in their entirety by the full texts of the agreements included in this Form 8-K as exhibits (or as annexes to such exhibits). You are encouraged to read the agreements in their entirety.

         On January 12, 2001, we entered into a Share Purchase Agreement with Heartland Industrial Partners, L.P. ("Heartland"), pursuant to which Heartland agreed to purchase 8,600,000 shares of our common stock for $43,000,000, or $5.00 per share, as well as shares of our preferred stock (which will be automatically converted into 16,400,000 shares of our common stock upon stockholder approval of the issuance of the common shares upon conversion), for $82,000,000, or $5.00 per share of underlying common stock. Aggregate proceeds to us from the sale of such stock will be $125 million, before fees and expenses. In addition, we will receive a contingent right to participate in Heartland's profits on the shares it is purchasing, up to a maximum of 25(cent) per share, subject to adjustment. Our principal stockholders have also entered into an agreement to sell 27,000,000 shares of our common stock to Heartland. Our sale of stock to Heartland is subject to several conditions, including Heartland's purchase of the 27,000,000 shares from our principal stockholders and our obtaining certain lender and bondholders consents.


ITEM 7.
                                EXHIBITS


   EXHIBIT NO.                                      EXHIBIT
   -----------                                      -------
     10.1 Share Purchase Agreement, dated as of January 12, 2001, by and between Collins & Aikman Corporation and Heartland Industrial Partners, L.P., together with the following Annexes:

                                 Annex A - Terms of Nonvoting Convertible
                                           Preferred Stock

                                 Annex B - Form of Profit Participation
                                           Agreement

                                 Annex C - Form of Charter Amendment

                                 Annex D - Form of Registration Rights
                                           Agreement

                                 Annex E - Form of New Master Stockholder
                                           Agreement




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                                 Annex F - Form of Stock Purchase
                                           Agreement by and among
                                           Heartland Industrial Partners. L.P.,
                                           Blackstone Capital Company, II,
                                           L.L.C., Blackstone Capital
                                           Partners, L.P., Blackstone
                                           Advisory Directors Partnership,
                                           L.P., Blackstone Family
                                           Investments Partnership I L.P., and
                                           Wasserstein/C&A Holdings L.L.C.


         The matters discussed in this Form 8-K are forward-looking statements that involve significant risks and uncertainties and actual results and developments could differ materially from the Company's current expectations. In compliance with the Private Securities Litigation Reform Act of 1995, the Company urges careful consideration of the risks detailed in this Form 8-K and in the Company's other filings with the Securities and Exchange Commission.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 16, 2001              COLLINS & AIKMAN CORPORATION
                                     (Registrant)



                                     By: /s/ Ronald T. Lindsay
                                        --------------------------------------
                                        Ronald T. Lindsay
                                        Senior Vice President, General Counsel
                                        and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NO.                             EXHIBIT

  10.1 Share Purchase Agreement, dated as of January 12, 2001, by and between Collins & Aikman Corporation and Heartland Industrial Partners, L.P., together with the following Annexes:

                  Annex A  -  Terms of Nonvoting Convertible Preferred
                              Stock

                  Annex B  -  Form of Profit Participation Agreement

                  Annex C  -  Form of Charter Amendment

                  Annex D  -  Form of Registration Rights Agreement

                  Annex E  -  Form of New Master Shareholder Agreement

                  Annex F  -  Form of Stock Purchase Agreement by and
                              among Heartland Industrial Partners,
                              L.P., Blackstone Capital Company, II,
                              L.L.C., Blackstone Capital Partners,
                              L.P., Blackstone Advisory Directors
                              Partnership, L.P., Blackstone Family
                              Investments Partnership I L.P., and
                              Wasserstein/C&A Holdings L.L.C.


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